UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 12, 2010

Unica Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51461	04-3174345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

170 Tracer Lane, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781.487.8659

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Pivotal Veracity

On January 12, 2010, Unica Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Rising Sun Acquisition Company, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the "Merger Subsidiary"), and Pivotal Veracity, LLC, a Delaware limited liability company (the "Target").

The Merger Agreement provides for the merger of the Target with and into the Merger Subsidiary (the "Merger"), with the Target continuing after the Merger as the surviving limited liability company and a wholly owned subsidiary of the Company. Pursuant to the terms of the Merger Agreement, the Company’s entry into the Merger Agreement and the completion of the Merger (the ‘Closing") both occurred on January 12, 2010. In accordance with the terms of the Merger Agreement, at the Closing, the limited liability company interests of each limited liability company member of the Target (the "Members"),were converted into and represent the right to receive an amount in cash equal to such Member’s pro rata share of the aggregate purchase price, (the "Merger Consideration") of $17,800,000. At the Closing, an escrow fund in the amount of $1,780,000 (the "Escrow Fund") was deposited into an escrow account to secure certain indemnification obligations of the Members. Except as otherwise provided for in the Merger Agreement, the indemnification obligations of the Members under the Merger Agreement with respect to breaches of representations and warranties made by such Members to the Company and the Merger Subsidiary, are limited to the Escrow Fund. On December 30, 2010, the balance of the Escrow Fund, less any amounts held because they are still subject to unresolved claims at such time will be distributed to the Members.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary description of the terms of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

Resignation of Richard Welch

On January 18, 2010, Richard Welch, Sr. Vice President, Global Services of Unica Corporation (the "Company"), entered into a Transition Agreement (the "Transition Agreement") with the Company. Pursuant to the terms of the Transition Agreement, Mr. Welch agreed to remain employed as the Company’s Sr. Vice President, Global Services until January 31, 2010 at which time he will resign (the "Transition Period"). During the Transition Period, Mr. Welch will continue to receive the same base salary and fringe benefits that he was entitled to immediately prior to executing the Transition Agreement. In addition, Mr. Welch’s outstanding equity awards have been amended to provide for pro rata vesting through June 30, 2010. In accordance with the Transition Agreement, Mr. Welch will receive bi-weekly payments commencing on the next regularly scheduled pay cycle following the date of his resignation and effective upon his execution of a release of claims against the Company, for a period of two (2) months in the total gross amount of $36,800. The Company will pay up to $5,000 for executive support service fees incurred prior to September 30, 2010. In addition, if Mr. Welch timely elects medical and dental coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Company will pay the Company portion of the monthly premium payments through June 30, 2010. The foregoing summary description of the terms of the Transition Agreement is qualified in its entirety by reference to the Transition Agreement a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 12, 2010, pursuant to the terms of the Merger Agreement, the Company completed the acquisition of the Target. Upon the Closing of the Merger, the Target continued as the surviving corporation and became a wholly owned subsidiary of the Company and the Members’ limited liability company interests were converted into and represent the right to receive the Merger Consideration. This description of the Merger and the terms of the Merger Agreement is not a complete statement of the parties’ rights or obligations under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The information set forth under the subheading "Acquisition of Pivotal Veracity" in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2010, Unica Corporation announced preliminary financial expectations for the quarter ended December 31, 2009. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2010 Richard Welch notified the Company of his intention to resign as Sr. Vice President, Global Services of the Company. Pursuant to the terms of the Transition Agreement referred to in Item 1.01 of this Current Report on Form 8-K, Mr. Welch has agreed to remain employed as the Company’s Sr. Vice President, Global Services until his resignation on January 31, 2010. The disclosure contained under the subheading "Resignation of Richard Welch" in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following Exhibits 2.1 and 10.1 are filed with this Current Report. The following Exhibit 99.1 shall be deemed to be furnished and not filed:

EXHIBIT
NUMBER DESCRIPTION

2.1* Agreement and Plan of Merger, dated as of January 12, 2010, by and among Unica Corporation, Rising Sun Acquisition Company, LLC, and
Pivotal Veracity, LLC.
10.1 Transition Agreement between Unica Corporation and Richard Welch dated January 18, 2010.
99.1 Press release issued by Unica Corporation on January 13, 2010

* Certain schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules and exhibits to the Securities and Exchange
Commission upon request.

The information in item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unica Corporation

January 19, 2010	By:	/s/ Kevin P. Shone

Name: Kevin P. Shone
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 12, 2010, by and among Unica Corporation, Rising Sun Acquisition Company, LLC, and Pivotal Veracity, LLC
10.1	Transition Agreement between Unica Corporation and Richard Welch dated January 18, 2010
99.1	Press release issued by Unica Corporation on January 13, 2010